Filed pursuant to Rule 497(a)
Registration No. 333-173849
Rule 482ad

November 25, 2014

For immediate release

Miller/Howard Investments Launches IPO of New Closed End Fund

The Fund raises $245 million and begins trading on the New York Stock Exchange under symbol “HIE”

Woodstock, New York—Miller/Howard Investments Inc., today announced the launch of its first closed-end fund, Miller/Howard High Income Equity Fund, which priced its initial public offering at $20.00 per share. The Fund begins trading on the New York Stock Exchange on Tuesday, November 25, 2014, under the symbol HIE. Miller/Howard, with more than $8.5 billion of assets under management, is the investment advisor to the Fund.

The Fund raised $245 million in its common share offering, excluding any exercise of the underwriters’ option to purchase additional shares. If that option is exercised in full, which may or may not occur, the Fund will raise $281.75 million.  Closing of the offering is expected to occur on November 28, 2014, subject to customary closing conditions.  The lead underwriters were: Wells Fargo Securities, Raymond James, and Ameriprise Financial Services Inc.  The Fund seeks a high level of current income as a primary objective, with a secondary objective of capital appreciation. It will generally invest at least 80% of its total assets in dividend or distribution-paying equities of US companies and non-US companies traded in US exchanges.  The Fund will terminate on November 24, 2024 unless the Fund’s Trustees elect to extend the term for another year.

The Miller/Howard High Income Equity Fund is a newly organized, non-diversified, closed-end management company with no operating history. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. For a prospectus which contains this and other information relevant to an investment in the Fund please contact your securities representative. Investors should read the prospectus carefully before they invest. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The investment return, price, yields, market value and net asset value (NAV) of a fund’s shares will fluctuate with market conditions. Closed-end funds frequently trade at a discount to their NAV, which may increase an investor’s risk of loss. At the time of sale, shares may have a market price that is above or below NAV, and may be worth more or less than your original investment. There is no assurance that the Fund will meet its investment objective. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.  This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted

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Miller/Howard High Income Equity Fund

www.mhinvest.com/HIE

845-679-9166

PO Box 549, Woodstock, NY 12498

About Miller/Howard Investments Inc.

Miller/Howard Investments is an independent, research-driven investment boutique focused on generating sustainable income by investing in equities. The firm evaluates companies across all sectors for financial strength and their ability to consistently generate and raise dividends.   Common themes of Miller/Howard strategies are: higher-than-average yield, higher-than-average financial strength of issuer, and higher-than average expected growth of dividends. The firm is 100% employee owned. Miller/Howard has focused on income-producing equities since 1991. As of September 30, 2014, it had more than $8.5 billion of asset under management in several core dividends-focused strategies.